Exhibit 99.1

[Letterhead of Thomas J. Plath]

July 6, 2018

Glenn R. Landau

6400 Poplar Avenue

Memphis, TN 38197

RE:    Termination Agreement and Release

Dear Glenn:

This Termination Agreement and Release (the “Agreement”) constitutes an agreement between you and International Paper Company (“IP” or the “Company’) on the terms of your separation from employment with us. To ease your transition and provided that you sign (and do not revoke) this Agreement as set out below, IP will provide a lump sum cash Termination Allowance and certain other benefits to you. We refer to the Termination Allowance and the other benefits collectively as the “Severance Benefits” throughout this Agreement. Exhibit 1 compares the benefits you receive if you sign the Agreement to those you receive if you choose not to sign the Agreement.

Once you have carefully read this Agreement, if you wish to receive the Termination Allowance, please indicate your acceptance by signing below.

1. Employment Separation Date

Your last day of employment will be July 31, 2018 (the “Employment Separation Date”) and you will be paid through that date on the normal pay schedule. If you are eligible for payment of any commissions or other payments under any sales incentive plan, you will be paid those commissions according to the terms of the applicable plan. Unless otherwise noted below, your pay and benefits will end as of the Employment Separation Date.

2. Severance Benefits : Termination Allowance and Other Benefits

If you sign this Agreement and do not revoke it, you will receive a lump sum cash Termination Allowance equal to two (2) weeks of salary for each year or partial year of applicable service, with a minimum of four weeks’ salary, in accordance with the terms of the International Paper Company Salaried Employee Severance Plan (the “Severance Plan”) as well as certain additional benefits that are described in Exhibit 1. You will also receive $20,500 in cash, which you agree and acknowledge is intended to be used by you for the payment of your COBRA premiums for the 12 months following the Company’s standard six months of payment of your COBRA premiums.

3. Deductions from Termination Allowance

IP will deduct from the Termination Allowance and other benefits that you receive in Section 2 above, if applicable:

●   any taxes and other amounts required by law; and

●   unless prohibited by applicable law, any amounts you owe IP,

including any wage or benefit overpayments and any unpaid loans.
4. Review Period

You have up to 21 days to review and consider this Agreement and, if you agree with its terms, sign and return it. You may elect to sign this Agreement at any time during the 21 day period. At the end of that period, if you do not sign the Agreement, you will not be eligible for a Termination Allowance. By signing this Agreement, you agree that you will receive payments and benefits beyond that which you would receive if you did not sign the Agreement.

5. Revocation Period

You have seven (7) days after you sign this Agreement to revoke your acceptance. Written notice of your revocation must be received by Thomas Plath no later than seven (7) days after you sign the Agreement. If you revoke this Agreement within that 7-day period, the Agreement will no longer be in effect, and you will not receive the Termination Allowance.

If you reside in Minnesota, you have fifteen (15) days after you sign this Agreement to revoke your acceptance. Written notice of your revocation must be received by Thomas Plath no later than fifteen (15) days after you sign the Agreement.

6. Timing of the Termination Allowance	You will receive your Termination Allowance as soon as practicable after the revocation period, described above.
7. General Release of Claims – Including Claims Under the Age Discrimination in Employment Act

By signing this Agreement, you release IP from any claim of any kind arising out of or related to your employment with IP, the termination of your employment, or any matter or event occurring up to the date you sign this Termination Agreement. You also agree that, except as provided in Paragraph 8 below, you will not file or be a party to any legal action, or claim against IP regarding these claims.

This is a General Release and covers all claims under federal, state or local law, whether based on statute or common law, that relate to employment, including but not limited to, all federal, state, and local discrimination laws, claims, charges, and legal actions under the following:

●   Age Discrimination in Employment Act (which prohibits age discrimination in employment);

●   Title VII of the Civil Rights Act of 1964, as amended (which prohibits harassment or discrimination in employment based on race, color, national origin, religion or sex);

●   Equal Pay Act (which prohibits paying men and women unequal pay for equal work);

●   Family and Medical Leave Act (which provides for unpaid leave for family or medical reasons);

●   Americans with Disabilities Act (which prohibits discrimination based on disability);

●   Genetic Information Nondiscrimination Act of 2008 (which prohibits use of genetic information to make decisions about health insurance and employment);

●   Worker Adjustment and Retraining Notification Act (which requires sixty days notice of employment termination in certain situations such as plant closing and mass lay-off);

International Paper Company

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●   Employee Retirement Income Security Act of 1974 (“ERISA”), including any claims for breach of fiduciary duty under ERISA; and

●   Any other federal, state or local laws, ordinances, or regulations prohibiting employment discrimination or regulating the terms and conditions of employment, (specifically including but not limited to the New Jersey Conscientious Employee Protection Act and the Minnesota Human Rights Act).

This General Release also includes a release and waiver of any claims for breach of express or implied contract, any claims, qui tam or anti-retaliation provisions under any federal, state or local statute or common law relating in any way to the employment relationship, and any right to any recovery of money or any other personal remedy. It applies both to claims that you know about and to claims you do not know about.

This General Release does not release or waive any claims you may have that arise after the date you sign this Agreement. It does not apply to worker’s compensation or unemployment claims or any other claim to the extent that those claims cannot be released or waived according to applicable law.

8. Right to File a Charge and Cooperate with Government Agencies

Nothing in this Agreement prohibits you from filing a charge with the U.S. Equal Employment Opportunity Commission (“EEOC”) or any other federal or state government agency or from participating in any investigation or proceeding conducted by a federal or state government agency. However, it does waive your right to bring a lawsuit on your own behalf and to recover for any damages for claims arising out of or relating to your employment with the Company or the termination of that employment.

Nothing in this Agreement prohibits you from making disclosures necessary for or required by your good faith participation in any lawful government investigation.

9. Special Provision with Respect to California Law

To give full effect to the General Release above, with respect to any claim arising under California law, you expressly waive any and all rights and benefits conferred upon you by the provisions of §1542 of the Civil Code of the State of California which states:

"A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

10. Entities Involved in this Agreement

When used in this Agreement, the term “IP” means International Paper Company and any of its subsidiaries or affiliated entities, employee benefit plans and programs (and the trustees, administrators, fiduciaries, and insurers of such programs), and the managers, directors, agents, employees, successors and assigns of any of them.

11. Non-Admission	IP does not admit that it has done anything wrong or violated any law or regulation. IP maintains that it has treated you in all respects in a lawful manner.

International Paper Company

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12.No Further Payments or Entitlements

You agree that, with the payment of the Severance Benefits described in this Agreement and Exhibit 1, you have received all payments and entitlements due to you from IP, including all wages earned (including any earned overtime), commissions, bonuses, incentives, sick pay, holiday pay, vacation pay, and any paid or unpaid leave. You agree that nothing else is due to you from IP. You agree that you have not been denied any leave rights pursuant to the Family and Medical Leave Act during your employment at IP.

You agree that, as of the date you signed this Agreement, all disputes you have with IP are resolved and this Agreement provides full relief regarding any matters related to your employment by IP. If a third party brings a claim or lawsuit against IP on your behalf, you agree that you will not accept any additional money or personal relief other than what is specified in this Agreement.

13. No Re-Employment

You agree that your employment relationship with IP is permanently terminated as of the Employment Separation Date above. You agree not to apply for or otherwise seek employment with IP in any capacity, including as a consultant or contractor. If you do seek or obtain such re-employment, you agree that this Agreement will be sufficient cause for IP to refuse to hire you or terminate your employment if you have already been hired.

14. No Disparaging Remarks

Except as otherwise provided in Paragraph 8 above, you will not make or publish, or cause to be made or published (including on-line), any derogatory or disparaging statements, remarks or writing about IP, IP’s products, businesses, services, current or former officers, directors and employees.

15. Inventions and Intellectual Property

For the purposes of this Agreement, “Inventions or Intellectual Property” includes, but is not limited to, anything which can be protected by an intellectual property right, such as a trade secret, copyright, patent or trademark anywhere in the world.

You agree and do hereby assign to IP all right, title and interest in any Inventions or Intellectual Property conceived of, created, reduced to practice or developed, in whole or in part, during your employment with IP, without additional compensation.

You acknowledge and agree that this Intellectual Property Section is not applicable unless the Inventions or Intellectual Property, at the time of conception, research, reduction to practice or development, (a) relates directly to IP’s current business or actual or demonstrably anticipated business research or development; (b) uses IP’s information, equipment, facilities, supplies or trade secret information; (c) is or was conceived of, created, reduced to practice or developed, in whole or part, while you were working on IP’s time; or (d) results from your work for IP.

You have, or you will, promptly and fully disclose to IP all Inventions and any other Intellectual Property made or conceived by you during your employment with IP. You agree to execute any papers required by IP to protect the Intellectual Property and to establish IP’s ownership, even if such cooperation is necessary after your Employment Separation Date.

International Paper Company

Single Severance

16. Restrictive Agreements

For the purposes of this Agreement, “Confidential Information” includes, but is not limited to, any information possessed or owned by IP which is not generally known to the public (especially if such information gives IP a competitive advantage or its disclosure would harm IP), Inventions or Intellectual Property (defined above), trade secrets, proprietary information, and all other information documents or material owned, developed or possessed by IP or any employee or consultant of IP, whether tangible or intangible, relating in any way to IP’s business and operations, research and development, customers, prospective customers, business plans, business relationships, products or processes, costs or profit information or date from which that information could be derived, human resources (including internal evaluations of the performance, capability, and potential of any IP employee), business methods, databases and computer programs.

If you signed an Employee Agreement Concerning Inventions, Intellectual Property, Confidential Information and Conflict of Interest (“Confidentiality Agreement”), your promises under that Confidentiality Agreement are still valid and enforceable. Even though you are no longer employed by IP, you still have legal obligations to IP with respect to Confidential Information you learned, conceived, or developed during your employment. Whether you have signed a Confidentiality Agreement or not, we remind you that you have an obligation under law not to disclose Confidential Information to third parties.

This Agreement also does not change any obligations you may have under any other agreements entered into with the Company relating to:

●   Confidential Information,

●   Non-Competition,

●   Inventions or Intellectual Property, or

●   other restrictive covenants.

Please contact IP Human Resources if you need another copy of your signed agreement(s).

By signing this Agreement, you agree that:

(1) except as otherwise provided in Paragraph 8 above, you will not publish, use or otherwise directly or indirectly disclose (except as directed by IP) any Confidential Information owned or possessed by IP or its employees;

(2) you understand that (a) IP considers Confidential Information to be commercially valuable and important to its success, (b) disclosure of Confidential Information would cause irreparable harm to IP, and (c) this restriction is reasonably necessary for the protection of IP’s business; and

you will not use any Confidential Information for your own purposes or for the purposes of others, including but not limited to, in any future jobs or to create Inventions or Intellectual Property.

17. Injunctive Relief	There may be situations where monetary damages for a violation by you of

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this Agreement could not be calculated, and IP would not have an adequate remedy at law. In those cases, you agree that in the event of your violation, or the threat of your violation of this Agreement, IP will be entitled, in addition to any other legal remedies and damages available, to temporary and permanent injunctive relief (without the necessity of posting a bond) granted by a court of competent jurisdiction to restrain the violation or threatened violation of your obligation.

18. Return of Company Property

You agree that as of the date you signed this Agreement, you have returned to the Company any and all documents and property of the Company, (including without limitation any and all Confidential Information), you have not retained any copies (hard copy or electronic on any form of storage media) of such documents and property of the Company, and that you have provided your manager with all passwords to IP electronic communication and data systems.

19. Full Disclosure

You represent that you did not engage in any inappropriate, unethical, or illegal conduct in connection with your employment and that you have provided IP with any information you have regarding any potential or actual violations of law, regulation, or Company policy relating in any way to the business of the Company or conduct of its employees or agents.

You agree that you have reported all job-related illnesses and injuries that you experienced during your employment.

20. Agreement to Cooperate

You agree to cooperate with IP and its lawyers (including if necessary preparation for and appearance at depositions, hearings, trials or other legal proceedings), with regard to any legal or regulatory matters that you have knowledge about or were involved in during your employment with IP. If your cooperation is required, IP will reimburse you for reasonable and necessary expenses in connection with anything you do at the request of IP or its lawyers. Nothing in this Paragraph limits your rights as set out in Paragraph 8 above.

21. Resolution of Disputes

If any dispute arises regarding this Agreement and/or benefits that you may be entitled to under the terms of the Severance Plan, the dispute will be resolved in the manner set out in the claim review procedure as provided in the Summary Plan Description of the International Paper Company Salaried Employee Severance Plan (“SPD”). If you need a copy of the SPD, you will receive one upon request. If a dispute regarding this Agreement arises that does not involve the Severance Plan, this Agreement will be construed under the laws of the State of Tennessee (without regard to its laws regarding conflict of laws).

22. Severability

If any court of competent jurisdiction should find that any portion of this Agreement is invalid, the invalidity of that portion will not affect the enforceability of any other portion of this Agreement. However, if the “General Release of Claims” is deemed void or unenforceable, you agree to execute a new release with no additional consideration or alternatively, IP may void the entire Agreement at its option.

23. Employment References

You agree to direct any reference requests from prospective employers to the IP Human Resources Department. If you or a prospective employer need employment verification, salary verification and/or eligibility for social service programs, IP has established an interactive phone and web-enabled

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program that will provide this verification directly to the prospective employer. More information on this system is available from your Human Resources Department.
24. No Reliance	In deciding to sign this Agreement, you agree that you have not relied upon any statements or promises by IP, its managers, agents, or employees other than those set forth in this Agreement.
25. No Other Promises

You agree that IP has made no promises to you other than those in this Agreement and the Severance Plan. This Agreement and the terms of the Severance Plan constitute the entire agreement between you and IP. This Agreement may not be amended, modified, or supplemented except by a written agreement signed by both you and the Senior Vice President, Human Resources & Communication, or designee, that expressly amends, modifies, or supplements this Agreement.

26. Consult with an Attorney

You are advised to consult with an attorney of your choosing before signing this Agreement. It is your decision whether or not to consult with an attorney and you will be responsible for paying any legal fees associated with your consideration of this Agreement.

To accept this Agreement, please date and sign this letter below and return it in the envelope provided. As explained above, if you do not revoke it during the 7-day day revocation period (15 days in Minnesota), it will become effective on the 8th day after the date you sign the Agreement (16th day in Minnesota).

FOR INTERNATIONAL PAPER COMPANY

/s/ THOMAS J. PLATH

Thomas J. Plath
Date: July 23, 2018

By signing this Agreement, I agree that I have read the entire Agreement and Exhibit and understand their meaning. I also understand that this Agreement is a legal document, and by signing it I am giving up certain legal rights. IP has given me enough time to consult with my family, advisors and legal counsel and to consider whether I should agree to the terms of this Agreement. IP advised me to consult with an attorney and I had enough time to obtain independent counsel if I chose to do so. Finally, I acknowledge that I am voluntarily signing this Agreement.

/s/ GLENN R. LANDAU

Glenn R. Landau
Date: July 23, 2018

International Paper Company

Single Severance

International Paper Company

Termination Agreement – Exhibit 1 – Revised 12/10/2015

Type of Benefit (if participating)	WHAT YOU WILL RECEIVE IF YOU SIGN THE TERMINATION AGREEMENT	WHAT YOU WILL RECEIVE IF YOU DECLINE TO SIGN THE TERMINATION AGREEMENT

Termination Allowance	Lump sum Termination Allowance equal to two (2) weeks of salary for each year or partial year of service	No Termination Allowance
Pay in Lieu of Vacation and Personal/Floating Holidays	Lump sum payment for vacation and personal/floating holidays due but not yet taken	Lump sum payment for vacation due but not yet taken only; not for personal/floating holidays, except as required by applicable state law
Special Vacation Pay

Lump sum payment for special vacation for employees who:

●   participate in the Retirement Plan and are retirement eligible on their Employment Separation Date (including by bridging to early retirement)[1], or

●   are eligible for the RSA and are 55 years old with 10 years of service, or are age 65 or older on their Employment Separation Date.

Lump sum payment for special vacation for employees who:

●   participate in the Retirement Plan and are retirement eligible on their Employment Separation Date (but you are not eligible for bridging), or

●   are eligible for the RSA and are 55 years old with 10 years of service, or are age 65 or older on their Employment Separation Date.

Outplacement Assistance	HR will tell you about the outplacement services provided to you through a national provider	Same

1 For explanation of the terms “retirement eligible” and “bridging to early retirement,” see the Definitions section at the end of this document.

International Paper Company

Termination Agreement – Exhibit 1 – Revised 12/10/2015

Type of Benefit (if participating)	WHAT YOU WILL RECEIVE IF YOU SIGN THE TERMINATION AGREEMENT	WHAT YOU WILL RECEIVE IF YOU DECLINE TO SIGN THE TERMINATION AGREEMENT

Employee Assistance Program (EAP)	You will have access to IP’s Employee Assistance Program for eighteen (18) months.	Same

HEALTH AND WELFARE PLANS
Medical Coverage

Any medical coverage you had as an active employee of the Company ends on the last day of the month of your Employment Separation Date.

Please review the sections below on COBRA and Retiree Medical Coverage for your post-employment medical coverage options.

Any medical coverage you had as an active employee of the Company ends on the last day of the month of your Employment Separation Date.

Please review the sections below on COBRA and Retiree Medical Coverage for your post-employment medical coverage options.

Note: You also qualify for a Health Insurance Marketplace Special Enrollment Period and can choose to buy coverage from the Marketplace (HealthCare.gov). You have 60 days to enroll in the Marketplace from the time your existing coverage ends. If you enroll in IP COBRA coverage, then generally you won’t be able to get a Marketplace plan outside of the Marketplace open enrollment period until your IP COBRA coverage period has expired.

International Paper Company

Termination Agreement – Exhibit 1 – Revised 12/10/2015

Type of Benefit (if participating)	WHAT YOU WILL RECEIVE IF YOU SIGN THE TERMINATION AGREEMENT	WHAT YOU WILL RECEIVE IF YOU DECLINE TO SIGN THE TERMINATION AGREEMENT

Dental Coverage

Dental coverage ends on the last day of the month of your Employment Separation Date. If you were enrolled in the dental coverage on your Employment Separation Date, you are then eligible for COBRA coverage. If you complete the COBRA election form, you will receive six (6) months dental coverage (at no cost to you) for you and your eligible dependents. You will be able to continue the dental coverage for up to 12 additional months under COBRA (at your own cost).

Dental coverage ends on the last day of the month of your Employment Separation Date. If you were enrolled in the dental coverage on your Employment Separation Date, you will be able to continue dental coverage for 18 months under COBRA (at your own cost). You will not receive six (6) months of dental coverage paid by IP.

Health Care Flexible Spending Account (“FSA”)

Participation is discontinued. Charges incurred on or before termination are eligible for reimbursement. You can make after-tax FSA contributions under COBRA through the end of the calendar year in which your termination occurs.

Same
Dependent Day Care FSA	Participation is discontinued. Charges incurred on or before termination are eligible for reimbursement.	Same

International Paper Company

Termination Agreement – Exhibit 1 – Revised 12/10/2015

Type of Benefit (if participating)	WHAT YOU WILL RECEIVE IF YOU SIGN THE TERMINATION AGREEMENT	WHAT YOU WILL RECEIVE IF YOU DECLINE TO SIGN THE TERMINATION AGREEMENT

Group Life Insurance

● Basic Life/AD&D Insurance – discontinued. You can convert basic life coverage (excluding AD&D) to a personal policy within 31 days without taking a medical examination or showing evidence of good health. Contact your local METLIFE office for further information. To locate an office in your area, call 1- 800-MET-LIFE.

●   Optional GUL Life/AD&D, Optional GUL Spouse’s Life/AD&D and Optional GUL Dependent Child Life Insurance – can be continued under the GUL portability provisions with METLIFE. METLIFE will contact you directly on the process for making contributions.

●   Travel Accident Insurance – discontinued.

Same
Disability Plans	Coverage is discontinued (unless you are currently receiving benefits). There are no conversion options for these plans.	Same

International Paper Company

Termination Agreement – Exhibit 1 – Revised 12/10/2015

Type of Benefit (if participating)	WHAT YOU WILL RECEIVE IF YOU SIGN THE TERMINATION AGREEMENT	WHAT YOU WILL RECEIVE IF YOU DECLINE TO SIGN THE TERMINATION AGREEMENT

Salaried Savings Plan (SSP)	100% vested in Company matching contributions and Retirement Savings Account (RSA) contributions

You will forfeit your Company matching contributions and RSA contributions, unless you have at least 3 years of service, are at least age 65, or your termination is related to a facility closure or divestiture.

Deferred Compensation Savings Plan (DCSP)	100% vested in Company matching contributions and Retirement Savings Account (RSA) contributions	You will forfeit your Company matching contributions and RSA contributions, unless you have at least 3 years of service, are at least age 65, or your termination is related to a facility closure.

International Paper Company

Termination Agreement – Exhibit 1 – Revised 12/10/2015

Type of Benefit (if participating)	WHAT YOU WILL RECEIVE IF YOU SIGN THE TERMINATION AGREEMENT	WHAT YOU WILL RECEIVE IF YOU DECLINE TO SIGN THE TERMINATION AGREEMENT

Retirement Plan

If you are a Participant in the Retirement Plan and:

●  Have at least ten (10) years of vesting service, you are entitled to a benefit. You can retire and start your benefits at age 55 or after your Employment Separation Date, if you are over age 55.

●  Have at least five (5) years of vesting service or are at least age 65, you are entitled to a benefit. You can retire and start your benefits at age 65.

●  Have fewer than five (5) years of vesting service and have not attained age 65, you are not entitled to a benefit.

●  Are eligible for bridging[2], you will be bridged to early retirement eligibility.You can retire and start your benefits after your Employment Separation Date.

Note: When you are ready to retire and start your benefits, you must notify the Employee Service Center (ESC) at least 30 days but not more than 180 days before the date of your retirement.

Same, except that you will not be eligible for bridging to retirement.

2 See “Bridging to Early Retirement” under the Definitions at the end of this document.

International Paper Company

Termination Agreement – Exhibit 1 – Revised 12/10/2015

Type of Benefit (if participating)	WHAT YOU WILL RECEIVE IF YOU SIGN THE TERMINATION AGREEMENT	WHAT YOU WILL RECEIVE IF YOU DECLINE TO SIGN THE TERMINATION AGREEMENT

Pension Restoration Plan[3]

If you are a Participant in the Restoration Plan and:

●  Have at least ten (10) years of vesting service, you are entitled to a benefit. You must begin distribution of your benefit at age 55 or as of the first month after your Employment Separation Date, if you are over age 55.

●  Have at least five (5) years of vesting service or are at least age 65, you are entitled to a benefit. You must begin distribution of your benefit at age 65.

●  Have fewer than five (5) years of vesting service and have not attained age 65, you are not entitled to a benefit.

●  Are eligible for bridging, you will be bridged to early retirement eligibility. You must begin distribution of your benefit upon your Employment Separation Date.

Same, except that you will not be eligible for bridging to retirement.

3 If you are a “Specified Employee” under the IRS definition, payment of your benefit will begin in the seventh month immediately following your Employment Separation Date if such date is later than the date the amounts would otherwise be paid.

International Paper Company

Termination Agreement – Exhibit 1 – Revised 12/10/2015

Type of Benefit (if participating)	WHAT YOU WILL RECEIVE IF YOU SIGN THE TERMINATION AGREEMENT	WHAT YOU WILL RECEIVE IF YOU DECLINE TO SIGN THE TERMINATION AGREEMENT

COBRA and pre-Medicare Medical[4]

If you meet the applicable eligibility terms described below, you may elect COBRA or the Health Reimbursement Arrangement (but not both).

●  Coverage under COBRA: If you were enrolled in IP medical coverage on your Employment Separation Date, then you are eligible for COBRA coverage for up to a total of 18 months by federal law.

You must complete a COBRA election form to receive the COBRA coverage. If you do so, IP will pay up to the first six (6) months of premiums of COBRA coverage for you and your eligible dependents. If you want your COBRA coverage to continue after that time (subject to the normal rules of COBRA), you will be required to pay the applicable monthly rate for the additional period of coverage.

Enrollment in Medicare after you elect COBRA will terminate your COBRA coverage.

Same, except that you will not be eligible for six months of IP-paid COBRA premiums.

International Paper Company

Termination Agreement – Exhibit 1 – Revised 12/10/2015

Type of Benefit (if participating)	WHAT YOU WILL RECEIVE IF YOU SIGN THE TERMINATION AGREEMENT	WHAT YOU WILL RECEIVE IF YOU DECLINE TO SIGN THE TERMINATION AGREEMENT

COBRA and pre-Medicare Medical[4] (continued)

●  Retiree medical coverage for pre-Medicare retirees. IP does not offer a group medical plan or other retiree medical coverage. IP has contracted with OneExchange, a company assisting pre-Medicare retirees to enroll in medical plans. OneExchange will assist you in selecting health care coverage through the Health Insurance Marketplace – that is, your individual medical and prescription drug plan.

IP has established a pre-Medicare Retiree Health Reimbursement Arrangement (HRA)4 for the benefit of eligible retirees to assist in the payment of eligible health care expenses. You are eligible for a pre-Medicare HRA if you are:

●  at least age 55 with 10 years of service on your Employment Separation Date, and

●  your age plus service with IP was greater than or equal to 60 as of Jan. 1, 2004, and

●  you are not eligible for Medicare.

4 Note: You must enroll in a health care plan through OneExchange to receive an HRA.

International Paper Company

Termination Agreement – Exhibit 1 – Revised 12/10/2015

Type of Benefit (if participating)	WHAT YOU WILL RECEIVE IF YOU SIGN THE TERMINATION AGREEMENT	WHAT YOU WILL RECEIVE IF YOU DECLINE TO SIGN THE TERMINATION AGREEMENT

Additional HRA towards purchase of Coverage (“the Additional HRA”)[5]

If you are:

●  Eligible for Bridging to Early Retirement or are at least age 55 with 10 years of service on your Employment Separation Date then you are eligible for an extra $3,000 retiree HRA if you are not eligible for Medicare on your Employment Separation Date (and if applicable an additional $3,000 spouse HRA if your spouse is not eligible for Medicare on your Employment Separation Date). This HRA is in addition to any pre-Medicare HRA available to you as described in the pre-Medicare section above and may be used for purchase of retiree health coverage purchased through OneExchange or other eligible health care expenses. The Company reserves the right to modify these benefits at any time.

You will not be eligible for the Additional HRA.

Note: If you do not elect to enroll in a health care plan through OneExchange at the time of your termination, you will be deemed to have waived eligibility for all of the HRAs and you will not be eligible to enroll using OneExchange or to receive an HRA in the future.

5 The Company will continue to review its health care plans, including active and retiree arrangements. Active and retiree health benefits do not vest. The Company reserves the right to modify, amend, suspend or terminate any and all of its health and welfare plans, including but not limited to arrangements involving retiree health benefits. This reservation of rights overrides any written or oral representation to the contrary.

International Paper Company

Termination Agreement – Exhibit 1 – Revised 12/10/2015

Type of Benefit (if participating)	WHAT YOU WILL RECEIVE IF YOU SIGN THE TERMINATION AGREEMENT	WHAT YOU WILL RECEIVE IF YOU DECLINE TO SIGN THE TERMINATION AGREEMENT

Retiree Medical Coverage (Medicare-Eligible)[6]

IP does not offer a group Medicare supplemental plan or other retiree medical coverage to persons eligible for Medicare. IP has contracted with OneExchange, a company helping Medicare-eligible retirees. OneExchange will assist you in selecting health care coverage through the individual market – that is, medical and prescription drug plans that insurance companies sell directly to individual retirees.

If you do not elect to enroll in a health care plan through OneExchange at the time of your termination, you will be deemed to have waived eligibility for any HRA that is otherwise available to you and you will not be eligible to enroll using OneExchange.

Same

6 The Company will continue to review its health care plans, including active and retiree arrangements. Active and retiree health benefits do not vest. The Company reserves the right to modify, amend, suspend or terminate any and all of its health and welfare plans, including but not limited to arrangements involving retiree health benefits. This reservation of rights overrides any written or oral representation to the contrary.

International Paper Company

Termination Agreement – Exhibit 1 – Revised 12/10/2015

Type of Benefit (if participating)	WHAT YOU WILL RECEIVE IF YOU SIGN THE TERMINATION AGREEMENT	WHAT YOU WILL RECEIVE IF YOU DECLINE TO SIGN THE TERMINATION AGREEMENT

Retiree Medical Savings Program (RMSP)

Contributions will end.

If you:

●  participate in the Retirement Plan and are retirement eligible on your Employment Separation Date, or

●  are eligible for the RSA and are at least 55 years old with 10 years of service, or are age 65 or older on your Employment Separation Date then you may use your RMSP funds to pay for retiree medical coverage, Medicare premiums for you and/or your spouse, or for any other retiree medical insurance premiums paid for by you and/or your spouse.

If you do not meet either of these conditions, your contributions will be paid to you in a lump sum. Company contributions will be forfeited.

Same

International Paper Company

Termination Agreement – Exhibit 1 – Revised 12/10/2015

Type of Benefit (if participating)	WHAT YOU WILL RECEIVE IF YOU SIGN THE TERMINATION AGREEMENT	WHAT YOU WILL RECEIVE IF YOU DECLINE TO SIGN THE TERMINATION AGREEMENT

Post-Retirement Life Insurance

If you are eligible for early retirement (including by bridging), you will have post-retirement life coverage (at no cost to you) if you were covered under the IP life insurance plan for active employees on December 31, 1999, and you were age 50 or older on January 1, 2000.

For all other employees, there is no post-retirement life coverage.

Same
Education Assistance	IP will continue to reimburse you for eligible courses in which you were enrolled on or before the last day of active employment	Same

International Paper Company

Termination Agreement – Exhibit 1 – Revised 12/10/2015

Type of Benefit (if participating)	WHAT YOU WILL RECEIVE IF YOU SIGN THE TERMINATION AGREEMENT	WHAT YOU WILL RECEIVE IF YOU DECLINE TO SIGN THE TERMINATION AGREEMENT

INCENTIVE COMPENSATION PLANS (Where applicable)
Management Incentive Plan (MIP )[7]

Lump sum payment based on MIP target, prorated for the number of months of service in plan year.

If you terminate after the end of the plan year, but before MIP payout, you will receive your full prior year award based on actual performance achievement, and your prorated target award for the year of your termination.

Same, if you are retirement eligible. If you are not retirement eligible, you will forfeit your MIP award. No MIP award will be paid to you.

7 Participants in the Company’s Executive MIP will receive a prorated MIP award based on actual Company and individual performance, as required by Section 162(m) of the Internal Revenue Code. In addition, this summary applies only to severance situations. Please see the MIP plan document for payout information in other situations, such as retirement.

International Paper Company

Termination Agreement – Exhibit 1 – Revised 12/10/2015

Type of Benefit (if participating)	WHAT YOU WILL RECEIVE IF YOU SIGN THE TERMINATION AGREEMENT	WHAT YOU WILL RECEIVE IF YOU DECLINE TO SIGN THE TERMINATION AGREEMENT

Performance Share Plan (PSP)

Prorated shares, based on the number of months of active service during the three-year performance period, are paid at the end of the three-year performance period based on actual Company performance. Detailed account information is available at www.benefits.ml.com with your User name and password.

If you have not already done so, it is important that you open your Limited Individual Investor Account (LIIA) on the Merrill Lynch website prior to a PSP payout so that your shares can be deposited at the time of the PSP payout. Failure to open your LIIA could result in your losing your PSP shares.

Same, if you are retirement eligible.

Beginning with the 2014 PSP grant, if you are not retirement eligible, you will forfeit any of your unvested PSP awards. No unvested PSP awards will be paid to you.

International Paper Company

Termination Agreement – Exhibit 1

DEFINITIONS
Bridging to Early Retirement

If you are at least age 53 with at least eight (8) years of service and you are a participant in the Retirement Plan, you will be granted a “bridge” to early retirement eligibility provided that you sign a Termination Agreement and Release. If you are bridged to early retirement, you will be entitled to retirement benefits including an immediate pension benefit. If you decline to sign a Termination Agreement and Release, you are not eligible for any bridging benefits.

COBRA

The Consolidated Omnibus Budget Reconciliation Act (COBRA) permits you and any covered dependents to continue medical and dental coverage in which you were enrolled on your Employment Separation Date for up to 18 months from your qualifying event date and health care FSA coverage through the calendar year of your Employment Separation Date. The COBRA coverage rate ordinarily is 102 percent of the full cost of coverage. A COBRA notice will be mailed to you under separate cover following your termination of employment. The COBRA period may be extended in certain cases of disability or in the event you or a covered dependent have a second qualifying event.

Your election for COBRA coverage must be made within 60 days of the date you are notified of your COBRA eligibility or the date of your loss of coverage as an active employee (i.e., the last day of the month in which your Employment Separation Date occurs), whichever is later. Additional information and necessary forms for enrolling in COBRA will be forwarded to you under separate cover, including the qualifying event date, the COBRA election period and a list of events which terminate COBRA coverage.

Retirement Eligible	● At least age 55 with at least ten (10) years of service, or ● Age 65 or older
Special Vacation Pay	The number of weeks of vacation earned in the year of termination (based on number of months of service) that you will not be able to take in the following year because of your retirement.

Important Note: This document is intended as general guidance to illustrate benefits available to you if you sign a Termination Agreement and Release. The applicable plan documents and summary plan descriptions (“SPDs”) contain the official rules and procedures governing the employee benefit plans for which you are eligible to participate. You should refer to the applicable plan document and SPD for a complete explanation of benefits, eligibility requirements, administrative rules and procedures, and your obligations. This correspondence is not part of any employee benefit plan and may not be relied on. If there is a conflict between the information is this correspondence and the provisions of any plan document or SPD, the plan document or SPD will always control. You may obtain copies of the SPDs as provided in various employee benefit plans sponsored by International Paper via the MY-IP website or by contacting the ESC at 1-888-ESC-2YOU (1-888- 372-2968). If there is any conflict between this exhibit and the specific plan documents for the benefit plans described, the plan documents will always control.